SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.     )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement           [ ]   Confidential, for use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                               FSF FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]    No fee required
  [      ] Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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



                        [FSF FINANCIAL CORP. LETTERHEAD]





December 16, 2002

Dear Stockholder:

         On behalf of the Board of Directors and management of FSF Financial Corp., (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders to be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota, on Tuesday, January 21, 2003, at 8:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Larson, Allen, Weishair & Co., LLP, certified public accountants, will be present to respond to any questions stockholders may have.

         You will be asked to elect two directors and to ratify the appointment of Larson, Allen, Weishair & Co., LLP as the Company's independent accountants for the fiscal year ending September 30, 2003. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. We encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. All stockholders can vote by written proxy card. All stockholders of record and many "street name" stockholders also can vote via touchtone telephone, or via the internet using the instructions on your proxy card. And, of course, you may vote in person at the Annual Meeting if you so choose. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                                Sincerely,


                                                /s/George B. Loban
                                                --------------------------------
                                                George B. Loban
                                                President


                                                /s/Donald A. Glas
                                                --------------------------------
                                                Donald A. Glas
                                                Chief Executive Officer

--------------------------------------------------------------------------------
                               FSF FINANCIAL CORP.
                              201 MAIN STREET SOUTH
                           HUTCHINSON, MINNESOTA 55350
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 21, 2003
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FSF Financial Corp. (the "Company"), will be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota 55350 on Tuesday, January 21, 2003, at 8:30 a.m. for the following purposes:

1.   To elect two directors of the Company; and

2. To ratify the appointment of Larson, Allen, Weishair & Co., LLP as independent public accountants of the Company for the fiscal year ending September 30, 2003;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on November 29, 2002 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended September 30, 2002 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. ALL STOCKHOLDERS OF RECORD AND MANY "STREET NAME" STOCKHOLDERS ALSO CAN VOTE VIA TOUCHTONE TELEPHONE, OR VIA THE INTERNET USING THE INSTRUCTIONS ON YOUR PROXY CARD. AND, OF COURSE, YOU MAY VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Richard H. Burgart
                                              ----------------------------------
                                              Richard H. Burgart
                                              Secretary

Hutchinson, Minnesota
December 16, 2002


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               FSF FINANCIAL CORP.
                              201 MAIN STREET SOUTH
                           HUTCHINSON, MINNESOTA 55350
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 21, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FSF Financial Corp. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota, on Tuesday, January 21, 2003, at 8:30 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 16, 2002.

         All proxies properly submitted by telephone or via the Internet and all properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1,(b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Richard H. Burgart at 201 Main Street South, Hutchinson, Minnesota) written notice of such revocation,
(ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

         The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by individuals holding registered shares who are interested in voting via telephone or the Internet are set forth on the enclosed proxy card. In many cases, "street name" stockholders may vote via telephone or the Internet by following instructions provided by their broker.

         WHETHER OR NOT YOU ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOU ARE ASKED TO VOTE PROMPTLY USING THE TELEPHONE VOTING SYSTEM, ACCESSING THE WORLD WIDE WEB SITE INDICATED ON YOUR PROXY CARD TO VOTE VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on November 29, 2002 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 2,303,514 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The  Articles  of  Incorporation  of  the  Company  (the  "Articles  of
Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, as submitted as Proposal 1, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent accountants, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification;
(ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal 2 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934

Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                                        Percent of Shares of
                                                Amount and Nature of        Common Stock
Name and Address of Beneficial Owner            Beneficial Ownership       Outstanding (%)
------------------------------------            --------------------    ------------------

First Federal fsb                                     333,223                   14.5
Employee Stock Ownership Plan Trust ("ESOP")
201 Main Street South
Hutchinson, Minnesota (1)

Security Bancshares Company                           200,000                    8.7
P.O. Box 212
Glencoe, Minnesota (2)

George B. Loban                                       224,479                    9.3
201 Main Street South
Hutchinson, Minnesota  55350 (3)

Donald A. Glas                                        227,518                    9.5
201 Main Street South
Hutchinson, Minnesota  55350 (3)

Richard H. Burgart                                    125,714                    5.4
201 Main Street South
Hutchinson, Minnesota  55350 (3)

------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The board of directors of the bank has appointed a committee consisting of non-employee directors Caturia, Stearns, and Knutson to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the record date, 305,672 shares have been allocated under the ESOP to participant accounts.
(2)      Based on a Schedule 13G received by the Company on March 14, 1996.
(3)      See "Proposal I - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934 , as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2002 fiscal year. Other than as noted in Principal Holders, the Company is not aware of other beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Election of Directors

         The Articles of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members, each of whom also serves as a director of First Federal fsb (the "Bank"). Two directors will be elected at the Meeting, to serve for three-year terms or until their respective successors have been elected and qualified.

         Sever B. Knutson and George B. Loban (the "Nominees") have been nominated by the Board of Directors to serve as directors. The Nominees are currently members of the Board of Directors and have been nominated for three-year terms to expire in 2006.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the Nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of executive officers and directors of the Company, as a group, is also set forth under this caption.

                                                                                 Shares of
                                             Year First         Current         Common Stock
                                             Elected or         Term to       Beneficially Owned           Percent
Name                          Age (1)       Appointed (2)       Expire       on November 29, 2002 (3)      of Class(%)
-------------------------- ----------    ------------------  ------------    ------------------------      -----------

BOARD NOMINEES FOR TERM TO EXPIRE IN 2006
Sever B. Knutson                70              1984              2003               54,112  (4)(11)          2.3
George B. Loban                 52              1979              2003              224,479  (5)              9.3
DIRECTORS CONTINUING IN OFFICE
Richard H. Burgart              55              1994              2004              125,714  (6)              5.4
Roger R. Stearns                54              1990              2004               54,334  (7)(11)          2.4
James J. Caturia                64              1984              2005               24,817  (8)(11)          1.1
Jerome R. Dempsey               69              1984              2005               16,650  (9)               *
Donald A. Glas                  52              1981              2005              227,518 (10)              9.5
Directors and
Executive Officers as
a Group (7 persons)             --                --                --              726,849                  28.2


---------------
(1)  At September 30, 2002.
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) Unless otherwise noted, all persons named in the table above have sole or shared voting or investment power with respect to the shares listed in the table. The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options within 60 days of the record date: Sever B. Knutson - 5,750, George B. Loban - 100,320, Richard H. Burgart - 42,493, Roger R. Stearns - 5,750, James J. Caturia - 12,775, Jerome R. Dempsey - 9,425, and Donald A. Glas - 100,471.
(4) Includes 46,862 shares owned by the spouse of Mr. Knutson, which Mr. Knutson may be deemed to beneficially own.
(5) Includes 2,800 shares held by the son of Mr. Loban, 2,800 shares held by the daughter of Mr. Loban, and 28,446 shares held by the spouse of Mr. Loban, which Mr. Loban may be deemed to beneficially own.
(6) Includes 28,083 shares held by the spouse of Mr. Burgart and 25 shares held by the son of Mr. Burgart, which Mr. Burgart may be deemed to beneficially own.
(7) Includes 9,500 shares held by Stearns Foundation, Inc. and 7,710 shares held by Stearnswood, Inc. of which Mr. Stearns is an officer and director, which Mr. Stearns may be deemed to beneficially own.
(8) Includes 1,850 shares in the individual retirement account of the spouse of Mr. Caturia, which Mr. Caturia may be deemed to beneficially own.
(9) Includes 600 shares held by the spouse of Mr. Dempsey, which Mr. Dempsey may be deemed to beneficially own.
(10) Includes 14,594 shares owned by the spouse of Mr. Glas and 1,000 shares held by the daughter of Mr. Glas, which Mr. Glas may be deemed to beneficially own.
(11) Excludes 333,223 shares of Common Stock held under the ESOP for which such individual serves as a member of the ESOP Committee and ESOP Trust. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity.
*    Less than 1% of Common Stock outstanding.

Biographical Information

         The principal occupation of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise noted, all persons have held their present occupation for the last five years.

Nominees for Director:

         Sever B. Knutson has served as a director of the Company and the Bank since 1994. He is Chairman of the Audit Committee. Mr. Knutson is a retired officer the United States Air Force, and former President of Lynn Card Company, Hutchinson, Minnesota.

         George B. Loban is Co-Chair and President of the Company and the Bank. Mr. Loban has served as a director of the Company and the Bank since 1994. He is also Chairman of Homeowners Mortgage Corporation, the wholly owned mortgage subsidiary of the Bank.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Richard H. Burgart is Chief Financial Officer, Treasurer and Secretary of the Company and the Bank. Mr. Burgart has served as a director of the Company and the Bank since 1994. He is Chairman of Insurance Planners, a subsidiary of the Company.

         Roger R. Stearns has served as a director of the Company and the Bank since 1994. He is Chairman of the Compensation Committee. Mr. Stearns is the President and part owner of Stearnswood, Inc., Hutchinson, Minnesota.

         James J. Caturia has served as a director of the Company and the Bank since 1994. He is Chairman of the Finance Committee. Mr. Caturia is the owner and manager of Caturia Interiors, Inc., Hastings, Minnesota.

         Jerome R. Dempsey has served as a director of the Company and the Bank since 1994. He is Chairman of the Community Reinvestment Committee. Mr. Dempsey is a member of the Minnesota House of Representatives.

         Donald A. Glas is Co-Chair and Chief Executive Officer of the Company and the Bank. He has served as a director of the Company and the Bank since 1994. Mr. Glas is Chairman of Firstate Services, Inc., a wholly owned subsidiary of the Bank.

Meetings and Committees of the Board of Directors

         During the fiscal year ended September 30, 2002, the Board of Directors held a total of 14 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his service. In addition to other committees, as of September 30, 2002, the Company had a Nominating Committee, a Compensation Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Certificate of Incorporation. The Nominating Committee, which is not a standing committee, met once during the 2002 fiscal year.

         The Compensation Committee is comprised of directors Caturia, Dempsey, Knutson and Stearns. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met two times during the 2002 fiscal year.

         The Audit Committee is comprised of directors Caturia, Dempsey, Knutson and Stearns. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the requirements of the Nasdaq Stock Market. The Board of Directors has adopted a written Audit Committee Charter, which was attached to a previously filed proxy statement. The Audit Committee is a standing committee and responsible for developing and maintaining the Company's audit program. The Committee also meets with the Company's outside accountants to discuss the results of the annual audit and any related matters. The Audit Committee met five times during the 2002 fiscal year. In addition to regularly scheduled quarterly meetings, the Audit Committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statement for the year ended September 30, 2002 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountant.

         The Audit Committee discussed with Larson, Allen, Weishair & Co., LLP ("LarsonAllen") the Company's independent accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from LarsonAllen required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with LarsonAllen its independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2002, for filing with the Securities and Exchange Commission.

         Audit Committee:

                  James J. Caturia
                  Jerome R. Dempsey
                  Sever B. Knutson, Chairman
                  Roger R. Stearns

Audit Fees

         The aggregate fees billed by LarsonAllen for professional services rendered for the audit of the Company's consolidated annual financial statements for the 2002 fiscal year and the reviews of the financial statements included in the Company's Forms 10-Q were approximately $82,000.

Financial Information Systems Design and Implementation Fees

         For the 2002 fiscal year, LarsonAllen did not render to the Company or its consolidated subsidiary professional services for financial information systems design and implementation.

All Other Fees

         The aggregate fees billed by LarsonAllen to the Company and its consolidated subsidiary for all other services other than those covered under "Audit Fees" for the 2002 fiscal year were approximately $8,400.

         The Audit Committee considered whether the provision of the non-audit services listed under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" above was compatible with maintaining LarsonAllen's independence.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

         Each non-employee member of the Board of Directors of the Bank received a retainer of $10, 000 and a fee of $700 per meeting attended. In addition, committee fees consisted of $350 for each committee meeting attended. For the year ended September 30, 2002, total director fees paid by the Bank to all directors as a group were approximately $80,000.

         On November 19, 2002, under the 1998 Compensation Plan, each non-employee director received options to purchase 1,000 shares of Common Stock and Directors Burgart, Glas, and Loban, respectively, each received options to purchase 3,863, 5,662, and 5,662 shares of Common Stock. All option grants under the plan became fully vested on the date of grant.

Executive Compensation

         General. Executive officers received compensation from the Bank. However, a portion of the executive officers' compensation is reimbursed to the Bank by the Company in accordance with a cost sharing agreement between the two entities.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to the named executive officers of the Company ("Named Executive Officers") for each of three years ended September 30, 2002. No other executive officer of the Company or the Bank had a salary and bonus during such periods that exceeded $100,000 for services rendered in all capacities to the Company or the Bank in the aggregate.


                                                                                     Long Term
                                                                                   Compensation
                                                    Annual Compensation               Awards
                                              -------------------------------    --------------
                                                                                    Securities
Name and                                                        Other Annual        Underlying          All Other
Principal Position        Year   Salary($)    Bonus($)(1)     Compensation($)    Options (#)(2)     Compensation($)
-------------------      ------  ---------    -----------     ---------------    --------------     ---------------
Donald A. Glas            2002   230,000       130,000                --                  --            21,310(3)
Director and Chief        2001   196,000        90,000                --               5,662            16,420
Executive Officer         2000   184,000        73,600                --               5,662            19,870


George B. Loban           2002   230,000       130,000                --                  --            21,310(3)
Director and President    2001   196,000        90,000                --               5,662            16,420
                          2000   184,000        73,600                --               5,662            19,870


Richard H. Burgart        2002   162,000        91,000                --                  --            20,466(3)
Chief Financial Officer   2001   140,500        64,800                --               3,836            15,985
and Treasurer             2000   130,000        52,000                --               3,836            19,437

------------------------
(1) Payments under the Bank's Incentive Compensation Policy. See "-- Report of the Compensation Committee on Executive Compensation."
(2) In Messrs. Glas, Loban and Burgart, represents options awarded under the 1994 Stock Option Plan and/or the 1998 Compensation Plan. See " -- Stock Awards."
(3) At September 30, 2002, includes 1,934, 1,934 and 1,850 shares allocated under the ESOP at a cost basis of $10.00 per shares. Such shares had an aggregate market value of approximately $38,000, $38,000 and $37,000, respectively at September 30, 2002. Also, includes the imputed value of life insurance of $1,970, 1,970, and $1,966, respectively.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee currently consists of Messrs. Stearns (Chair), Caturia, Dempsey and Knutson, all present members of the Board of Directors of the Bank and the Company. No member of the Committee is, or was during 2002, an executive officer of another Company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 2002, a member of a comparable compensation committee of a Company of which any of the directors of the Company is an executive officer.

Report of the Compensation Committee on Executive Compensation

         The executive officers of the Company and the Bank consist of Messrs. George B. Loban (Co- Chairman of the Board and President), Donald A. Glas (Co-Chairman of the Board and Chief Executive Officer), and Richard H. Burgart (Chief Financial Officer, Treasurer and Secretary).

         The Bank Compensation Committee (the "Committee") meets annually to review compensation paid to executive officers and to determine the compensation levels for all Bank employees. The Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Bank's market area, including institutions with total assets of between $500 million and $1 billion. Although the Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Bank the Committee does consider the overall profitability of the Bank when making these decisions. With respect to each particular employee, his or her particular contributions to the Bank over the past year are also evaluated.

         Bonuses are based upon the Bank's Incentive Compensation Policy. The Incentive Compensation Policy was developed to reward executive management and is based upon the Company's ability to meet certain performance ratio goals. For the year ended September 30, 2002, bonuses were based upon the following weighted performance ratios: (1) earnings per share; (2) book value per share;
(3) efficiency ratio; (4) operating ratio; (5) net interest margin; (6) non-performing assets; and (7) return on assets. Application of the Incentive Compensation Policy is based upon an incentive award level of 50% of the named executive officer base salary multiplied by the percentage of the attained performance ratio and the weighted percent of each of the performance ratios. Mr. Glas, Co-Chairman of the Board and Chief Executive Officer, and Mr. Loban, Co-Chairman of the Board and President, each received a bonus of $130,000.

         In determining compensation, the Committee considers the annual compensation paid to presidents, chief executive officers, and chief financial officers of financial institutions in the State of Minnesota and surrounding states with assets of between $500 million and $1 billion and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the President, Chief Executive Officer, and Chief Financial Officer in the future.

         Compensation Committee:

                  Roger R. Stearns, Chairman
                  James J. Caturia
                  Jerome R. Dempsey
                  Sever B. Knutson

         Stock Awards. The following table sets forth information with respect to awarded stock options to the Named Executive Officer to purchase common stock granted under the 1994 Option Plan and/or the 1998 Compensation Plan, respectively. The table does not include stock options granted on November 19, 2002, since such options were not vested as of September 30, 2002. The Company has not granted to the named executive officers any stock appreciation rights.

                    OPTION EXERCISES AND YEAR END VALUE TABLE


              Aggregated Option Exercises in Last Fiscal Year, and FY-End Option
              ------------------------------------------------------------------

                                                                             Number of Securities
                                                                            Underlying Unexercised        Value of Unexercised
                                                                                   Options                In-The-Money Options
                                                                             at FY-End (#)(1)(2)           at FY-End ($)(1)(2)
                                                                            ---------------------         --------------------
                                    Shares Acquired     Value
Name                                on Exercise (#)    Realized ($)      Exercisable/Unexercisable    Exercisable/Unexercisable
----                                ---------------    ------------      -------------------------    -------------------------
Donald A. Glas        1994 Option
                          Plan              --                --                   38,188 / --                 393,336 / --

                          1998
                      Compensation
                          Plan              --                --                   56,621 / --                 156,840 / --


George B. Loban       1994 Option
                          Plan              --                --                   38,037 / --                 391,781 / --
                          1998
                      Compensation
                          Plan              --                --                   56,621 / --                 156,840 / --

Richard H. Burgart        1998
                      Compensation
                          Plan              -                  -                   38,630 / --                 107,005 / --

---------------
(1) For Messrs. Glas and Loban respectively, the 1994 Option Plan information is based on the exercise price of $9.50 and the closing price on September 30, 2002 of $19.80.
(2) For Messrs. Glas, Loban and Burgart, the 1998 Compensation Plan information is based on the exercise prices of $19.125, $14.75, $12.375, and $16.05, and the closing price on September 30, 2002 of $19.80.


Other Benefits

         Employment Agreements. The Bank entered into employment agreements with the named executive officers. The employment agreements provide for a term of three years. The agreements may be terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminates an officer without just cause, the officer will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than one year. The employment agreements contain a provision stating that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, each officer will be paid in a lump sum an amount equal to 2.99 times his average taxable compensation paid during the five prior calendar years. In the event of a change in control of the Bank, at September 30, 2002, Messrs. Glas, Loban and Burgart would currently be entitled to an aggregate lump sum payment of approximately $1.2 million, $1.2 million and $727,000, respectively.

         Supplemental Executive Retirement Plans. The Bank maintains an insured executive salary continuation plan ("ESCP") for the benefit of eligible executive employees. The purpose of the ESCP is to furnish executive employees with post-retirement and death benefits in addition to those which will be provided under the Bank's SEP and other retirement benefits. The ESCP is also designed to foster the retention of executive employees. It is anticipated that benefits payable under the ESCPs will equal approximately $5,159 per month in the case of Mr. Glas upon his retirement at age 56 for a maximum of

180 months, $4,166 in the case of Mr. Loban upon his retirement age 56 for a maximum of 120 months, and $3,810 per month in the case of Mr. Burgart upon his retirement at age 60 for a maximum of 180 months. For the year ended September 30, 2002, Messrs. Glas, Loban and Burgart had an accrued ESCP benefit of $464,000, $236,000 and $262,000, respectively, and such benefits under the ESCP were partially vested for Messrs. Glas and Burgart and fully vested for Mr. Loban.

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         The following graph compares the cumulative total shareholder return of the Common Stock of the Company with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on September 30, 1997 and the reinvestment of dividends as paid. The graph provides comparisons at the end of fiscal year of the Company.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

                                [GRAPHIC OMITTED]



------------------------ -------------- --------------  -------------  -------------- -------------- --------------
                           9/30/97($)     9/30/98($)     9/30/99($)      9/30/00($)     9/30/01($)     9/30/02($)
------------------------ -------------- --------------  -------------  -------------- -------------- --------------
CRSP Nasdaq US Index          100            102             166            220             90             71
------------------------ -------------- --------------  -------------  -------------- -------------- --------------
CRSP Nasdaq Bank Index        100             99             106            113            129            136
------------------------ -------------- --------------  -------------  -------------- -------------- --------------
FSF Financial Corp.           100             82             64              71             96            122
------------------------ -------------- --------------  -------------  -------------- -------------- --------------

         There can be no assurance that the Company's stock performance will continue with the same or similar trends depicted in the graph below. The Company will not make or endorse any predictions as to future stock performance.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                   PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

         LarsonAllen was the Company's independent public accountants for the fiscal year ended September 30, 2002. The Board of Directors has approved the selection of LarsonAllen as its independent accountants for the fiscal year ending September 30, 2003, subject to ratification by the Company's stockholders. A representative of LarsonAllen is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTANTS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF LARSONALLEN AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003.

--------------------------------------------------------------------------------
                    2004 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2004, all stockholder proposals must be submitted to the Secretary at the Company's office, 201 Main Street South, Hutchinson, Minnesota 55350, on or before August 17, 2003. Under the Company's bylaws, in order to be considered for possible action by stockholders at the 2004 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than November 21, 2003.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FSF FINANCIAL CORP., 201 MAIN STREET SOUTH, HUTCHINSON, MINNESOTA 55350.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Richard H. Burgart
                                              ----------------------------------
                                              Richard H. Burgart, Secretary
Hutchinson, Minnesota
December 16, 2002

APPENDIX

--------------------------------------------------------------------------------
                               FSF FINANCIAL CORP.
--------------------------------------------------------------------------------
                              201 MAIN STREET SOUTH
                           HUTCHINSON, MINNESOTA 55350
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 21, 2003
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of FSF Financial Corp. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota on Tuesday, January 21, 2003, at 8:30 a.m. and at any and all adjournments thereof, in the following manner:
                                                      FOR     WITHHELD
                                                      ---     --------

1.        To elect as directors all nominees
          listed below for three-year terms
          to expire in 2006 (except as marked
          to the contrary):

          Sever B. Knutson
          George B. Loban                             |_|        |_|

INSTRUCTIONS:  To  withhold  your vote for any  individual  nominee,  insert the
------------
nominee's name on the line provided below.

--------------------------------------------------------------------------------
                                                      FOR     AGAINST    ABSTAIN
                                                      ---     -------    -------

2.        To ratify the appointment
          of Larson, Allen, Weishair & Co., LLP
          as independent public accountants for
          the Company for the fiscal year ending
          September 30, 2003.                         |_|       |_|        |_|

          The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elects to vote at the Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an Annual Report to Stockholders, a Notice of the Meeting and a Proxy Statement dated December 16, 2002.

                                                   Please check here if you
Dated:                ,         ,            |_|   plan to attend the Meeting.
       ---------------  --------  -----



----------------------------------------     -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


----------------------------------------     -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
You can vote in one of three ways: 1) By mail, 2) By phone, 3) By internet. IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE THIS PROXY AND RETURN
        ---
IN THE ENCLOSED REPLY ENVELOPE.

TO VOTE USING THE TELEPHONE: Call toll free 1-866-222-5701 from a touch tone telephone. This is NO CHARGE for this call. Enter your 14 digit CONTROL NUMBER and 5 digit PIN NUMBER located at the bottom of this proxy and then listen for voting instructions.

INTERNET VOTING INSTRUCTIONS: Go to the following web site www.computershare.com/us/proxy - Enter your 14 digit CONTROL NUMBER and 5 digit
------------------------------
PIN NUMBER located at the bottom of this proxy and then follow the voting instructions on the screen. If you vote by telephone or the internet, please DO NOT mail back this proxy card.
--------------------------------------------------------------------------------

-------------------------------     -------------------
        CONTROL NUMBER                  PIN NUMBER
-------------------------------     -------------------